UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2023, the Board of Directors of Offerpad Solutions Inc. (the “Company”) approved an increase to the annual base salary for Benjamin Aronovitch, the Company’s Chief Legal Officer, from $375,000 to $475,000. In addition, the annual base salaries for James Grout, the Company’s Senior Vice President, Finance and Hiten Patel, the Company’s Senior Vice President, Controller, increased to $325,000 (collectively with Mr. Aronovitch’s base salary increase, the “Executive Base Salary Increases”). The Executive Base Salary Increases will be effective January 1, 2024.

The Company also granted a one-time $100,000 retention bonus (the “Retention Bonus”) to each of Messrs. Grout and Patel, which will be payable in a single lump-sum payment on or within 15 days following the later of (x) March 15, 2025, and (y) the date on which the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is filed with the Securities and Exchange Commission (the later of such dates, the “Retention Date”), subject to the executive’s continued employment. The Retention Bonuses are expected to be evidenced by Bonus Letter Agreements to be entered into by the Company with each such executive (each, a “Bonus Letter Agreement”).

Under the Bonus Letter Agreements, if the executive’s employment is terminated by the Company without “cause” (as defined the executive’s Long-Term Carried Interest Award Agreement with the Company) prior to the Retention Date and within three months prior to or one year following a “change in control” (as defined in the Company’s 2021 Incentive Award Plan), subject to the executive’s timely execution and non-revocation of a release of claims in favor of the Company, the Company will pay the Retention Bonus to the executive within 60 days following the later of the termination date or the consummation of the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: December 19, 2023	By:	/s/ Benjamin A. Aronovitch
Benjamin A. Aronovitch Chief Legal Officer and Secretary